UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Korro Bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

60 First Street, 2nd Floor, Suite 250

Cambridge, MA 02141

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2026

Dear Stockholders:

You are cordially invited to attend the 2026 annual meeting of stockholders, or the Annual Meeting, of Korro Bio, Inc. The Annual Meeting will be held via the Internet at a virtual audio web conference at www.proxydocs.com/KRRO on Wednesday, June 10, 2026 at 8:30 a.m., Eastern time. You must register to attend the meeting online at www.proxydocs.com/KRRO no later than June 9, 2026 at 5:00 p.m. Eastern Time.

Only stockholders who owned shares of our common stock at the close of business on April 13, 2026 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
Election of two Class I directors, Nessan Bermingham and Rachel Meyers, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders;
2.
Non-binding advisory vote to approve the compensation of our named executive officers;
3.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.
Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions during and shortly before the online meeting. In order to attend the meeting and vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/KRRO prior to the deadline of Tuesday, June 9, 2026 at 5:00 p.m., Eastern time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to attend the Annual Meeting, vote your shares and submit questions. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

You can find more information, including the nominees for director, in the proxy statement for the Annual Meeting, which is available for viewing, printing and downloading at www.proxydocs.com/KRRO. The board of directors recommends that you vote “FOR” each of the Class I directors (Proposal 1), “FOR” approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 2), and “FOR” the ratification of the appointment of the proposed independent registered public accounting firm (Proposal 3) as outlined in the attached proxy statement.

We are pleased to comply with the rules of the Securities and Exchange Commission, or SEC, that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025, or the 2025 Annual Report. We will mail the Notice of Availability on or about April 20, 2026, and the Notice of Availability contains instructions on how to access our proxy materials over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including the proxy statement, the 2025 Annual Report, and a form of proxy card.

Your vote is important regardless of the number of shares you own. Whether or not you expect to virtually attend the Annual Meeting online, please vote your shares to ensure your representation and the presence of a quorum at the Annual Meeting. If you are a stockholder of record, you may vote your shares prior to the Annual Meeting on the Internet by visiting www.proxypush.com/KRRO, by telephone by calling +1 866-390-5362 and following the recorded instructions, or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to attend the Annual Meeting and vote your shares online during the Annual Meeting, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted. Stockholders that hold shares in “street name” must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from their bank, broker or other nominee to vote during the Annual Meeting.

A list of stockholders as of the close of business on the record date will be available for examination by our stockholders of record during the Annual Meeting using the unique link provided via email following the completion of registration. Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

By Order of the Board of Directors,

/s/ Ram Aiyar
Ram Aiyar, Ph.D.
President, Chief Executive Officer and Interim Chief Financial Officer

Cambridge, MA

April 16, 2026

Important Notice Regarding Internet Availability of Proxy Materials: The attached proxy statement and the 2025 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025, are available for viewing, printing and downloading at www.proxydocs.com/KRRO. These documents are also available to any stockholder who wishes to receive a paper copy upon written request to Korro Bio, Inc., 60 First Street, 2nd Floor, Suite 250, Cambridge, MA 02141. This proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025 are also available on the SEC’s website at http://www.sec.gov.

KORRO BIO, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION CONCERNING SOLICITATION AND VOTING	1
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2
PROPOSAL NO. 1—ELECTION OF TWO CLASS I DIRECTORS	7
PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	11
PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	12
CORPORATE GOVERNANCE	13
EXECUTIVE AND DIRECTOR COMPENSATION	19
TRANSACTIONS WITH RELATED PERSONS	34
PRINCIPAL STOCKHOLDERS	37
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	39
HOUSEHOLDING	40
STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING	41
OTHER MATTERS	42

60 First Street, 2nd Floor, Suite 250

Cambridge, MA 02141

(617) 468-1999

PROXY STATEMENT

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 10, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Annual Meeting of Stockholders of Korro Bio, Inc., or the Annual Meeting, to be held on Wednesday, June 10, 2026 at 8:30 a.m., Eastern time. The Annual Meeting will be held via the Internet at www.proxydocs.com/KRRO. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Further information about how to attend the Annual Meeting online is included in this proxy statement.

The board of directors of Korro is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, references to “Korro,” “the Company,” “we,” “us,” “our” and similar terms refer to Korro Bio, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the shares represented by the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is exercised at the meeting by following the instructions set forth in this proxy statement.

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s, or SEC’s, “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice of Availability, instead of a paper copy of this proxy statement and our annual report for the fiscal year ended December 31, 2025, or the 2025 Annual Report. We are sending the Notice of Availability on or about April 20, 2026, and it contains instructions on how to access those documents over the Internet. The Notice of Availability also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this proxy statement, the 2025 Annual Report, and a form of proxy card.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 10, 2026:

This proxy statement and the 2025 Annual Report are

available for viewing, printing and downloading at www.proxydocs.com/KRRO.

A copy of our 2025 Annual Report, as filed with the SEC except for exhibits, will be furnished without charge to any stockholder upon written request to Korro Bio, Inc., 60 First Street, 2nd Floor, Suite 250, Cambridge, MA 02141. This proxy statement and the 2025 Annual Report are also available on the SEC’s website at http://www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
the election of two Class I directors, Nessan Bermingham and Rachel Meyers, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders;
2.
a non-binding advisory vote to approve the compensation of our named executive officers;
3.
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4.
the transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the meeting other than the first three items noted above.

Board of Directors Recommendation

Our board of directors unanimously recommends that you vote:

FOR the election of the two nominees to serve as Class I directors on our board of directors, each for a three-year term expiring at the 2029 annual meeting of stockholders;

FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers;

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Availability of Proxy Materials

The proxy materials, including this proxy statement, and the 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/KRRO. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting paper materials in the Notice of Availability.

Who Can Vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date of April 13, 2026 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 13, 2026, there were 14,422,571 shares of our common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference Between a “Stockholder of Record” and a Beneficial Owner of Shares Held in “Street Name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, then you are considered the “stockholder of record” of those shares. In this case, your Notice of Availability has been sent to you directly by us. You may vote your shares by proxy prior to the Annual Meeting by following the instructions contained in the Notice of Availability and in the section titled “How to Vote” below.

Beneficial Owner of Shares Held in Street Name. If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, your Notice of Availability will be sent to you by that organization. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

We are pleased to comply with the SEC rules that allow companies to distribute their proxy materials over the Internet under the “notice and access” approach. As a result, we are sending our stockholders and beneficial owners of our common stock a copy of the Notice of Availability instead of paper copies of this proxy statement, our proxy card, and the 2025 Annual Report. We will send the Notice of Availability on or about April 20, 2026.

Detailed instructions on how to access these materials via the Internet may be found in the Notice of Availability. This proxy statement and the 2025 Annual Report are available for viewing, printing and downloading on the Internet at www.proxydocs.com/KRRO.

Why is the Annual Meeting a Virtual, Online Meeting?

The Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be available during the meeting. We have designed the virtual annual meeting to provide our stockholders with the same rights and opportunities to participate as stockholders would have at an in-person meeting, including the right to vote and ask questions during and shortly before the meeting through the virtual meeting platform.

How to Virtually Attend the Annual Meeting

The Annual Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.proxydocs.com/KRRO prior to the deadline of June 9, 2026 at 5:00 p.m., Eastern time. You may attend the Annual Meeting online by following the instructions that you will receive once your registration is complete.

Online registration for the Annual Meeting will begin on April 20, 2026, and you should allow ample time for the online registration. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and you will have the ability to submit questions.

Please be sure to follow the instructions you will receive once your registration is complete.

The Annual Meeting will start at 8:30 a.m., Eastern time, on June 10, 2026. You may log on to the virtual meeting starting one hour before it begins. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 8:15 a.m., Eastern time, on June 10, 2026. If you encounter any difficulties accessing the virtual Annual Meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

How to Vote If You are the Stockholder of Record of Your Shares, you can vote your shares by proxy prior to the Annual Meeting or online during the Annual Meeting. If you choose to vote by proxy prior to the Annual Meeting, you may do so by telephone, via the Internet or by mail as follows:

•
By Telephone Prior to the Annual Meeting. You may transmit your proxy prior to the Annual Meeting over the phone by calling +1 866-390-5362 and following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you call.
•
Via the Internet Prior to the Annual Meeting. You may transmit your proxy via the Internet prior to the Annual Meeting by following the instructions provided in the Notice of Availability and on the proxy card. You will need to have your Notice of Availability or proxy card in hand when you access the website. The website for voting is available at www.proxypush.com/KRRO.
•
By Mail Prior to the Annual Meeting. If you requested printed copies of proxy materials, you can vote by mailing your proxy card as described in the proxy materials.
•
Online during the Annual Meeting. In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/KRRO prior to the deadline of June 9, 2026 at 5:00 p.m., Eastern time. You may vote your shares online while virtually attending the Annual Meeting by following the instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email following your registration. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Telephone and Internet voting for stockholders of record will be available until 8:30 a.m. Eastern time on June 10, 2026, and mailed proxy cards must be received by 11:59 p.m. Eastern time on June 9, 2026 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

How to Vote If Your Shares are Held in Street Name. If you hold your shares in street name, your bank, broker or other nominee is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization. If your shares are held in “street name”, you must demonstrate proof of beneficial ownership to virtually attend the Annual Meeting and must obtain a legal proxy from your bank, broker or other nominee to vote at the Annual Meeting. Only stockholders who have registered to attend the meeting by June 9, 2026 at 5:00 p.m., Eastern time, using the process described above may vote during the meeting. In addition, you will need your control number included on your Notice, proxy card or voting instruction form in order to demonstrate proof of beneficial ownership and to be able to vote during the Annual Meeting.

Even if you plan to attend the Annual Meeting online, we urge you to vote your shares by proxy in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Can I Vote My Shares by Filling Out and Returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Availability and proxy card contain instructions on how to vote by proxy via the Internet, by telephone, by requesting and returning a paper proxy card, or by voting online while virtually attending the Annual Meeting.

How Do I Submit a Question at the Annual Meeting?

If you wish to submit a question during the Annual Meeting, beginning at 8:45 a.m., Eastern time, on June 10, 2026, you may log into, and submit a question on, the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/KRRO, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/KRRO in advance of the Annual Meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

May I See a List of Stockholders Entitled to Vote as of the Record Date?

A list of stockholders as of the close of business on the record date will be available for examination by the stockholders during the Annual Meeting using the unique link provided via email following the completion of registration for the Annual Meeting. In addition, a list of our stockholders of record will be open for examination by any stockholder beginning 10 days prior to the Annual Meeting. If you would like to view the list, please contact our corporate secretary to make arrangements by calling (617) 468-1999 or writing to our corporate secretary at 60 First Street, 2nd Floor, Suite 250, Cambridge, MA 02141, Attention: Corporate Secretary.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote at the meeting are present at the meeting in person, or by remote communication, or represented by proxy. Shares that are represented virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting for purposes of determining whether a quorum is present. If a quorum is not present, we expect to adjourn the Annual Meeting until a quorum is obtained.

Abstentions and broker non-votes count as present for establishing a quorum but will not be counted as votes cast. Broker non-votes occur when your bank, broker or other nominee submits a proxy for your shares (because the bank, broker or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, broker or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it.

Ballot Measures Considered “Discretionary” and “Non-Discretionary”

The election of directors (Proposal No. 1) and the non-binding, advisory vote to approve the compensation of our named executive officers (Proposal No. 2), are considered non-discretionary matters under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-discretionary matters, and therefore there may be broker non-votes on Proposal No. 1 and Proposal No. 2.

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3) is a matter considered discretionary under applicable rules. A bank, broker or other nominee generally may exercise discretionary authority and vote on discretionary matters. If they exercise this discretionary authority, no broker non-votes are expected in connection with Proposal No. 3.

Votes Required to Elect a Director, to Approve the Compensation of our Named Executive Officers and to Ratify Appointment of Ernst & Young LLP

A nominee will be elected as a director if the nominee receives a plurality of the votes cast by stockholders entitled to vote on the election of directors (Proposal No. 1). Votes withheld and broker non-votes will not be counted as votes cast on Proposal No. 1. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 1.

For the non-binding advisory vote on named executive officer compensation (Proposal No. 2) and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3), the affirmative votes cast for must exceed the votes cast against by holders entitled to vote thereon to approve, on a non-binding advisory basis, the compensation of our named executive officers (Proposal No. 2) and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3). Votes withheld and broker non-votes will not be counted as votes cast on Proposal No. 2 nor Proposal No. 3. Accordingly, votes withheld and broker non-votes will have no effect on the voting on Proposal No. 2 nor Proposal No. 3.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or by proxy by mail, via the Internet or by telephone will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote before the vote is taken at the Annual Meeting:

•
by submitting a new proxy with a later date before the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described in the “How to Vote” section above, in each case, prior to the Annual Meeting;
•
by voting online at the Annual Meeting using the procedures described in the “How to Vote” section above; or
•
by delivering a written revocation to our corporate secretary before the Annual Meeting.

If your shares are held in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee holding your shares. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy from the organization that holds your shares and follow the procedures described in the “How to Vote” section above.

Your virtual attendance at the Annual Meeting, without voting online during the Annual Meeting, will not revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. Our directors, officers and employees, without additional remuneration, may solicit proxies by mail, telephone, facsimile, email, personal interviews and other means.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF TWO CLASS I DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our restated certificate of incorporation, our board of directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Nessan Bermingham and Rachel Meyers, and their term expires at the Annual Meeting;
•
the Class II directors are Ali Behbahani and Timothy Pearson, and their term expires at the annual meeting of stockholders to be held in 2027; and
•
the Class III directors are Ram Aiyar, Jean-François Formela and Katharine Knobil, and their term expires at the annual meeting of stockholders to be held in 2028.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our restated certificate of incorporation, as amended, provides that the authorized number of directors may be changed only by resolution of our board of directors, subject to the rights of holders of our preferred stock. Our restated certificate of incorporation, as amended, also provides that our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote at an election of directors, and that any vacancy on our board of directors, including newly created directorship in our board of directors, may be filled only by vote of a majority of our directors then in office, in each case subject to the rights of holders of our preferred stock.

Our board of directors has nominated Nessan Bermingham and Rachel Meyers for election as Class I directors at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named in this proxy statement as only Class I is up for re-election at the Annual Meeting. Nessan Bermingham and Rachel Meyers are presently directors, and have indicated a willingness to continue to serve as directors, if elected, and management has no reason to believe that such nominees will be unavailable to serve. If elected at the Annual Meeting, each of these nominees would serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. In the event a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below.

Nominees for Election as Class I Directors

Biographical information as of April 15, 2026, including principal occupation and business experience during the last five years, for our nominees for election as Class I directors at our Annual Meeting is set forth below.

Nessan Bermingham, Ph.D. Dr. Bermingham has served as Chairperson of our board of directors since November 2023, when we consummated a business combination by and among our company (formerly known as Frequency Therapeutics, Inc., or Frequency), Frequency Merger Sub, Inc., and Korro Bio Inc., or Legacy Korro, which he co-founded. Dr. Bermingham previously served as Legacy Korro’s Chairman and on its board of directors since November 2021, and previously served as its President and Executive Chairman from November 2018 to November 2021. Dr. Bermingham has been an Operating Partner at Khosla Ventures since December 2021. Previously, he was Chairman of EveryONE Medicines until June 2024, where he served as Interim Chief Executive Officer from October 2022 to July 2024. He also co-founded and served as President and Chief Executive Officer of Triplet Therapeutics from November 2018 until July 2021. Dr. Bermingham was also a Venture Partner at Atlas Venture from February 2018 until July 2021. Dr. Bermingham also served as Interim Chief Executive Officer of Liberate Bio from October 2022 until February 2023. Prior to that role, Dr. Bermingham co-founded and served as President and Chief Executive Officer of Intellia Therapeutics (Nasdaq: NTLA) from 2014 to 2017. Dr. Bermingham currently serves on the boards of directors of a number of private companies and previously served on the board of Xilio Therapeutics (Nasdaq:XLO). He also previously served as the chair of the board of F-Star Therapeutics prior to its reverse merger and subsequent to its acquisition as a public company, and served on the boards of several private companies. Dr. Bermingham holds a bachelor’s degree in genetics from Queen’s University Belfast and a Ph.D. in molecular biology from Imperial College London, and was a Howard Hughes Associate Fellow at Baylor College of Medicine. We believe Dr. Bermingham is qualified to serve on our board of directors because of his significant leadership and investment experience in the biotech industry.

Rachel Meyers, Ph.D. Dr. Meyers has served as a member of our board of directors since November 2023, and has served as the acting Chief Executive Officer of AmyGo Solutions, a privately held company dedicated to developing cutting-edge diagnostics for early detection and monitoring of amyloidosis, since January 2025. Dr. Meyers previously served as the Founder and Chief

Scientific Officer at Faze Medicines, Inc. from June 2020 to January 2023. Prior to Faze Medicines, Dr. Meyers served as Entrepreneur-in-Residence at Third Rock Ventures. She also spent over 13 years at Alynlam Pharmaceuticals, Inc. from April 2003 to November 2016 and remains an active member of the scientific advisory board. Dr. Meyers also serves on several scientific advisory boards, including the National Advisory Board on Innovation and Entrepreneurship through the Department of Commerce. Dr. Meyers is listed as an inventor on many patents and patent applications, and has numerous peer-reviewed publications. Dr. Meyers completed her postdoctoral training at Harvard Medical School in the field of signal transduction and received her Ph.D. at the Massachusetts Institute of Technology in the field of in vitro transcription. We believe Dr. Meyers’ extensive experience in the biotech industry and her expertise in drug discovery and development, including in RNA-based medicines, provide her with the qualifications and skills to serve on our board of directors.

Our board of directors unanimously recommends voting “FOR” the election of Nessan Bermingham and Rachel Meyers as Class I directors, each for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Directors Continuing in Office

Biographical information as of April 15, 2026, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Ram Aiyar, Ph.D., M.B.A. Dr. Aiyar has served as our Chief Executive Officer, President and a director since November 2023. Dr. Aiyar previously served as Chief Executive Officer and as a director of Legacy Korro since November 2020, and has served as its President since November 2021. Prior to joining Legacy Korro, Dr. Aiyar co-founded Corvidia Therapeutics, Inc. and most recently served its as Chief Financial Officer from January 2020 to November 2020 and Executive Vice President, Corporate and Business Development from February 2016 to November 2020. Prior to that, Dr. Aiyar held leadership roles in corporate development, product development, management, research, finance and strategy at BeneVir BioPharma, Inc., BioHealth Innovation, Inc., FlowMetric, Inc., Sofinnova Partners, J.P. Morgan Chase and Johnson & Johnson Pharmaceuticals (NYSE:JNJ). Dr. Aiyar is a co-founder and director of Protean Bio, Inc., a director of Triveni Bio, Inc. and Alitera, Inc., and a past director of Avidea Technologies, Inc. Dr. Aiyar holds an M.B.A. in finance and business strategy from INSEAD (France/Singapore), an M.S. in computer engineering and a Ph.D. in electrical and computer engineering from Drexel University, and a B.E. in electronics engineering from Mumbai University. We believe Dr. Aiyar is qualified to serve on our board of directors because of his significant operational and senior management experience in the biopharmaceutical industry.

Ali Behbahani, M.D., M.B.A. Dr. Behbahani has served on our board of directors since November 2023, and previously served as a member of Legacy Korro’s board of directors since August 2019. Dr. Behbahani joined New Enterprise Associates, Inc., or NEA, in 2007 and is a General Partner on the healthcare team. He previously held positions at The Medicines Company, Morgan Stanley Venture Partners and Lehman Brothers. Dr. Behbahani has served as a member of the board of directors of Monte Rosa Therapeutics, Inc. (Nasdaq: GLUE) since April 2020, SpyGlass Pharma, Inc. (Nasdaq: SGP) since May 2019, Black Diamond Therapeutics (Nasdaq: BDTX) since December 2018, Nkarta, Inc. (Nasdaq: NKTX) since August 2015, CRISPR Therapeutics AG (Nasdaq: CRSP) since April 2015, Arcellx, Inc. (Nasdaq: ACLX) since February 2015, Adaptimmune Therapeutics Plc (Nasdaq: ADAP) since September 2014, CVRx, Inc. (Nasdaq: CVRX) since July 2013, and was on the board of Nevro Corp. (NYSE: NVRO) from August 2014 to March 2019, Genocea Biosciences (Nasdaq: GNCA) from February 2018 to May 2022, Oyster Point Pharma (Nasdaq: OYST) from July 2017 to January 2023 and Minerva Surgical, Inc. (Nasdaq: UTRS) from May 2011 to December 2024. He also serves on a number of private company boards. Dr. Behbahani holds a B.S. in biomedical engineering, electrical engineering and chemistry from Duke University, an M.B.A. from the Wharton School of the University of Pennsylvania and an M.D. from the University of Pennsylvania School of Medicine. We believe Dr. Behbahani is qualified to serve on our board of directors because of his extensive experience as a public company director and investor in the biotech industry.

Jean-François Formela, M.D., M.B.A. Dr. Formela, one of Legacy Korro’s co-founders, has served as a member of our board of directors since November 2023, and previously served on Legacy Korro’s board of directors since November 2018. Dr. Formela is currently a partner at Atlas Venture, a life sciences-focused venture capital firm, which he joined in 1993. Dr. Formela is a co-founder and director of IFM Therapeutics, and serves as a director of the following private companies: Sail Bio, Inc., Triveni Bio, Inc. and Travin Bio, Inc. Dr. Formela also previously served as a director of Intellia Therapeutics, Inc. (Nasdaq: NTLA), Spero Therapeutics (Nasdaq: SPRO), Scorpion Therapeutics, Inc. (acquired by Eli Lilly and Company), Ikena Oncology, Inc. (Nasdaq: IKNA), and several private companies. Dr. Formela is a member of the Mass General Brigham Innovation Advisory Board and a former trustee of the Boston Institute of Contemporary Art. Dr. Formela began his career as a physician practicing emergency medicine at Necker University Hospital in Paris. He holds an M.D. from the Paris University School of Medicine and an M.B.A. from Columbia University. We believe Dr. Formela’s experience as an investor and board member in the life sciences industry, as well as his scientific and medical knowledge, provides him with the qualifications and skills to serve on our board of directors.

Katharine Knobil, M.D. Dr. Knobil, M.D. served as a member of our board of directors since August 2024. Dr. Knobil previously served as Chief Medical Officer of Agilent Technologies Inc., a laboratory products and software company from April 2021 to January 2024. Previously, Dr. Knobil served as Chief Medical Officer and Head of Research & Development at Kaleido Biosciences, Inc., a clinical-stage healthcare company targeting the microbiome to treat disease and improve health, from December 2018 to January 2021. Dr. Knobil spent more than 20 years in roles of increasing responsibility at GlaxoSmithKline plc (GSK), a pharmaceutical company, most recently serving as the corporate Chief Medical Officer from December 2017 to December 2018, overseeing medical affairs, health outcomes, global clinical safety and medical governance across the pharmaceutical, vaccines, and consumer businesses. Previously she was Chief Medical Officer for Pharmaceuticals at GSK from November 2015 to December 2017, and prior to that was senior vice president, value evidence and outcomes. Dr. Knobil first joined GSK in 1997 as a research physician in respiratory clinical development, and subsequently held a number of roles, including leading the European respiratory clinical team, and building the late-stage clinical development for all therapeutic areas in China. Dr. Knobil was named one of 2018’s Fiercest Women in Life Sciences by FiercePharma. Dr. Knobil currently serves on the board of directors of Marker Therapeutics, Inc. (Nasdaq: MRKR) since December 2021, the board of directors of Pliant Therapeutics, Inc. (Nasdaq: PLRX) since September 2022, the board of directors of Nimbus Therapeutics, LLC since February 2024, and the board of directors of Infinant Health, Inc. since March 2025. She was on the board of directors of Arena Pharmaceuticals, Inc. from June 2020 to March 2022 until its acquisition by Pfizer. Dr. Knobil received her B.A. from Cornell University, her M.D. from University of Texas Southwestern Medical School, and completed a Fellowship in Pulmonary and Critical Care Medicine at the Johns Hopkins Medical School. We believe Dr. Knobil’s extensive experience across a wide range of medical and scientific disciplines, including serving as Chief Medical Officer in the biopharmaceutical industry, provide her with the qualifications and skills to serve on our board of directors.

Timothy R. Pearson. Mr. Pearson has served on our board of directors since November 2023, and has served as the Chief Executive Officer of Carrick Therapeutics, a privately held oncology company, since July 2019. Mr. Pearson served as an Executive Vice President and the Chief Financial Officer of TESARO, Inc., an oncology-focused biopharmaceutical company, from 2014 until its acquisition by GlaxoSmithKline in February 2019. He served as an Executive Vice President, Chief Financial Officer and Treasurer of Catalyst Health Solutions, a publicly held pharmacy benefit management company, from 2011 until its acquisition by SXC Health Solutions in 2012. Prior to joining Catalyst Health Solutions, Mr. Pearson served as the Chief Financial Officer and Executive Vice President of MedImmune, Inc. He previously served on the board of directors of GlycoMimetics, Inc. until its acquisition by CBIO in June 2025, and on the board of directors of Ra Pharmaceuticals, Inc., a publicly held biopharmaceutical company until its acquisition by UCB in April 2020. Mr. Pearson is a Certified Public Accountant and holds dual B.S. degrees in business administration from the University of Delaware and in accounting from the University of Maryland, University College, as well as an M.S. degree in finance from Loyola College. We believe Mr. Pearson is qualified to serve on our board of directors because of his experience in the biopharmaceutical industry and his expertise in accounting and finance, strategic planning and leadership of complex organizations, and human capital management.

Executive Officers Who Are Not Directors

Biographical information as of April 15, 2026 for our executive officers who are not directors is listed below.

Jeffrey Cerio, Pharm.D., J.D. Dr. Cerio has served as Senior Vice President, General Counsel and Corporate Secretary since August 2024. Dr. Cerio most recently served as General Counsel and Corporate Secretary at Atomwise Inc. from October 2021 to August 2024. He previously served as Senior Vice President, General Counsel and Corporate Secretary at Triplet Therapeutics, Inc. from November 2019 to August 2021. Prior to that he served as Senior Corporate Counsel, Securities at Moderna, Inc. (Nasdaq: MRNA) from June 2018 to November 2019. Prior to this role, Dr. Cerio was securities and business development counsel at Alkermes plc (Nasdaq: ALKS), and prior to that was an associate at Ropes & Gray LLP. Dr. Cerio holds a Pharm.D. from Northeastern University and a J.D. from the University of Connecticut School of Law.

Todd Chappell, M.B.A. Mr. Chappell has served as Chief Operating Officer since November 2023, previously served as Chief Operating Officer of Legacy Korro since August 2023, and previously served as Senior Vice President, Strategy and Portfolio Planning of Legacy Korro from March 2021. Before joining Legacy Korro, Mr. Chappell served as Chief Executive Officer of Rasio Therapeutics, Inc. from June 2019 until March 2021. Prior to this role, he served as Chief Executive Officer of Perceptive Navigation, LLC from June 2015 until May 2019. Mr. Chappell previously managed a portfolio of start-up pharmaceutical and medical device companies as an entrepreneur-in-residence at BioHealth Innovation, Inc. Prior to that, Mr. Chappell was a Vice President of Operations at Shape Pharmaceuticals, Inc., a portfolio company of HealthCare Ventures, LLC, where he oversaw all day-to-day operations for the development of a novel HDAC inhibitor for cutaneous t-cell lymphoma. Prior to this role, Mr. Chappell was an Executive Director of New Products at CombinatoRx, Inc., where he led the advancement of three programs from assay stage into human clinical studies. Mr. Chappell holds an M.B.A. from Boston University and a B.S. in biology from the University of California, Los Angeles.

Loïc Vincent, Ph.D. Dr. Vincent has served as Chief Scientific Officer since March 2025. Dr. Vincent most recently served as Chief Scientific Officer at Affini-T Therapeutics from August 2021 to March 2025. Prior to this role, he served as Head, Oncology Drug Discovery Unit & Immunology Unit at Takeda from January 2020 to August 2021, Vice President, Immuno-Oncology & Cell Therapy Discovery, Research Partnerships at Takeda from April 2019 to December 2019 and Head, Oncology & Immunology Research Partnerships at Takeda from November 2016 to March 2019. Dr. Vincent holds a Ph.D. in pharmacology from the University of Rouen and received the Young Scientist Award from the Bettencourt-Schueller’s Foundation. He carried out his postdoctoral fellowship in oncology at the Weill Medical College of Cornell University.

There is no arrangement or understanding between any of our directors, including all of the nominees for director, or executive officers and any other person or persons pursuant to which he or she was or is to be selected as a director or executive officer.

PROPOSAL NO. 2—NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. As described in detail under the heading “Executive and Director Compensation,” we seek to closely align the interests of our named executive officers with the interests of our stockholders.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Stockholders are urged to read the section titled “Executive and Director Compensation” in this proxy statement, which discusses how our executive compensation program policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our board of directors and our compensation committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

At our 2025 annual meeting of stockholders, our stockholders approved one year as the preferred frequency for holding non-binding advisory votes to approve the compensation of our named executive officers. Accordingly, we are asking our stockholders to vote on the following resolution at the annual meeting:

RESOLVED, that the stockholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including in the compensation tables and the narrative discussions that accompany the compensation tables.

The vote is advisory, which means that the vote is not binding on our company, our board of directors or our compensation committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, our compensation committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Our board of directors unanimously recommends voting “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL NO. 3—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Our stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as our independent registered public accounting firm since November 2023 and served as the independent registered public accounting firm of Legacy Korro since 2020.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to virtually attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2025 and 2024.

Fee Category	2025	2024
Audit fees(1)	$700,912	$710,000
Audit related fees	—	—
Tax fees(2)	30,000	30,000
All other fees(3)	3,600	3,600
Total fees	$734,512	$743,600

(1)
“Audit fees” consist of fees for the audit of our annual financial statements, review of the interim financial statements included in our quarterly reports on Form 10-Q, registration statements on Form S-3, registration statements on Form S-8 and other professional services provided in connection with financings and other regulatory filings.
(2)
“Tax fees” consist of fees for professional services, including tax compliance, tax advice and tax planning.
(3)
“All other fees” consist of fees paid to access Ernst & Young LLP publications and on-line subscriptions/content.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

Our board of directors unanimously recommends voting “FOR” Proposal No. 3 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates.

In evaluating director candidates, including directors eligible for re-election, the nominating and corporate governance committee will consider the following:

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The current size and composition of the board and the needs of the board and its respective committees;
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Such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments. The nominating and corporate governance committee need not assign any particular weight or priority to any one factor; and
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Any other factors the nominating and corporate governance committee considers appropriate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our board. While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee- recommended nominee for a position on our board of directors are as follows:

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High standards of personal and professional ethics and integrity;
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Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
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Skills that are complementary to those of members of the existing Board;
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The ability to assist and support management and make significant contributions to the Company’s success; and
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An understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals for our 2026 Annual Meeting.”

Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors decides to nominate a stockholder- recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, among other things, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2026, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Dr. Aiyar, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Dr. Aiyar is not an independent director under these rules because he is our president and chief executive officer.

There are no family relationships among any of our directors (which includes all nominees for director) or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter, and each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, the compensation committee and the nominating and corporate governance committee is posted on the “Governance Overview” section of the “Investor Relations” section of our website, which is located at www.korrobio.com. Our board of directors also appoints from time to time ad hoc committees to address specific matters.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee’s responsibilities will include:

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appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;
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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
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reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
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recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
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preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

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reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
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reviewing quarterly earnings releases.

The audit committee consists of Timothy Pearson, Nessan Bermingham and Jean-François Formela. Our audit committee met nine times during 2025. Timothy Pearson is the chair of the audit committee and is a financial expert under the rules of the SEC. To qualify as independent to serve on our audit committee, listing standards of Nasdaq and the applicable SEC rules require that a director not accept any consulting, advisory or other compensatory fee from us, other than for service as a director, or be an affiliated person of us. We believe that the composition of the audit committee complies with the applicable requirements of the rules and regulations of Nasdaq and the SEC.

Compensation Committee

Our compensation committee will oversee policies relating to compensation and benefits of our officers and employees. Among other matters, the compensation committee’s responsibilities include:

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annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
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evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;
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determining the cash compensation of our other executive officers;
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overseeing and administering our compensation and similar plans;
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reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
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retaining and approving the compensation of any compensation advisors;
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reviewing and approving the grant of equity-based awards;
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reviewing and recommending to the board of directors the compensation of our directors; and
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preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement.

The compensation committee consists of Nessan Bermingham, Ali Behbahani, Katharine Knobil and Timothy Pearson. Nessan Bermingham is the chair of the compensation committee. Our compensation committee met four times during 2025. Each member of our compensation committee is a “non-employee” director within the meaning of Rule 16b-3 of the rules promulgated under the Exchange Act and independent within the meaning of the independent director guidelines of Nasdaq. We believe that the composition of the compensation committee complies with the applicable requirements of the rules and regulations of Nasdaq.

Nominating and Corporate Governance Committee

The nominating and corporate governance responsibilities include:

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developing and recommending to the board of directors criteria for board and committee membership;
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
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reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
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identifying individuals qualified to become members of the board of directors;
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recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
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reviewing and recommending to the board of directors appropriate corporate governance guidelines; and

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overseeing the evaluation of the board of directors.

The nominating and corporate governance committee consists of Ali Behbahani, Jean-François Formela and Rachel Meyers. Our nominating and corporate governance committee did not meet in 2025. Ali Behbahani is the chair of the nominating and corporate governance committee. We believe that the composition of the nominating and corporate governance committee meets the requirements for independence under, and the functioning of such nominating and corporate governance committee complies with, any applicable requirements of the rules and regulations of Nasdaq.

Board of Director Meetings and Attendance

Our board of directors recognizes the importance of director attendance at board and committee meetings. The full board of directors met nine times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings held by the board of directors (during the period that such person served as a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Our corporate governance guidelines provide that directors are responsible for attending the annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted an amended and restated code of business conduct and ethics for directors, officers, and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at https://ir.korrobio.com/corporate-governance/governance-overview. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver. Stockholders may request a free copy of the Code of Business Conduct and Ethics from our Corporate Secretary, c/o Korro Bio, Inc., 60 First Street, 2nd Floor, Suite 250, Cambridge, MA 02141.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted a compensation recovery policy on November 3, 2023, retroactively effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Board Leadership Structure and Oversight of Risk

We currently separate the roles of chief executive officer and chairman of the board of directors. Our president and chief executive officer is responsible for setting the strategic direction for our company and the day-to-day leadership and performance of our company, while the chairman of our board of directors presides over meetings of the board of directors, including executive sessions of the board of directors, and performs oversight responsibilities. Separating the duties of the chair from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, our chair runs meetings of our independent directors, facilitates communications between management and the board of directors and assists with other corporate governance matters. Our board of directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure. Our board of directors believes that we have an appropriate leadership structure for us at this time which demonstrates our commitment to good corporate governance. Although the roles of chair and chief executive officer are currently separate, our nominating and corporate governance committee and board of directors believe it is appropriate for our chief executive officer to serve as a member of our board of directors.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K for the year ended

December 31, 2025. Our board of directors is actively involved in oversight of risks that could affect us. Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board of directors and its committees oversee the risk management activities of management. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our quarterly board meetings and are available to address any questions or concerns raised by the board on risk management and any other matters. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

Insider Trading Policy and Anti-Hedging and Anti-Pledging Policies

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards that apply to us. We have filed this policy as an Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. In addition, with regard to our trading in our own securities, it is our policy to comply with the applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in our securities.

Our insider trading policy expressly prohibits all of our employees, including our executive officers, and our directors from engaging in any short sale of our securities, or buying or selling puts, calls, other derivative securities of ours or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engage in any other hedging transaction with respect to our securities. Our insider trading policy also expressly prohibits such persons from borrowing against our securities held in a margin account, or pledging our securities as collateral for a loan.

Equity Grant Policies and Practices

We have adopted (i) an employee equity award grant policy that governs the grant of equity awards to our employees, including the named executive officers, and (ii) a non-employee director compensation policy that governs the compensation package provided to our non-employee directors, including equity grants to non-employee directors. Under our employee equity award grant policy, new hire and retention/promotion equity grants, if any, to employees become effective on the second Wednesday of the month (or the first business day thereafter if such second Wednesday is a holiday) immediately following the month of the new hire start date or retention notification/promotion date, as applicable, subject to approval by our board of directors, the compensation committee or their delegate(s). Annual equity grants, if any, to existing employees, including our executive officers, will be effective on the first trading day in February of the year in which such annual grant is approved by our board of directors, the compensation committee or their delegate(s), as applicable; provided, that such grants shall not be effective prior to such approval. Under our non-employee director compensation policy, our non-employee directors receive initial and annual stock option grants, at the time of a director’s appointment or election to the board and at the time of each annual meeting of our stockholders, respectively.

It is the policy of our board of directors and our compensation committee to not take material non-public information into account when determining the timing of equity awards in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. During 2025, we did not grant any stock options, stock appreciation rights or similar option-like instruments to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, Form 10-K or Form 8-K that discloses material non-public information.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

Korro Bio, Inc.

60 First Street, 2nd Floor, Suite 250

Cambridge, MA 02141

Attention: Board of Directors

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters may be submitted in writing online at https://www.whistleblowerservices.com/korrobio or to our general counsel at 60 First Street, 2nd Floor, Suite 250, Cambridge, MA 02141 or via the toll-free telephone number 833-257-3374.

EXECUTIVE AND DIRECTOR COMPENSATION

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future could vary significantly from our historical practices and currently planned programs summarized in this discussion.

Executive Compensation Overview

This section discusses the material components of the executive compensation program for our named executive officers, which for 2025 consists of (i) the person who served as our principal executive officer during 2025, (ii) our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers on December 31, 2025 and (iii) two additional individuals who would have been under clause (ii) but for the fact that they were not serving as executive officers on December 31, 2025. For 2025, our named executive officers were:

•
Ram Aiyar, Ph.D., our Chief Executive Officer and President;
•
Loïc Vincent, Ph.D., our Chief Scientific Officer;
•
Jeffrey Cerio, Pharm.D., J.D., our Senior Vice President, General Counsel and Corporate Secretary;
•
Vineet Agarwal, our former Chief Financial Officer; and
•
Kemi Olugemo, M.D., FAAN, our former Chief Medical Officer.

2025 Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to our named executive officers for services rendered to us in all capacities during the applicable fiscal year.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	All Other Compensation ($)		Total ($)
Ram Aiyar	2025	633,200		—		—	2,266,935	208,956	10,500	(4)	3,119,591
Chief Executive Officer, President and Interim Chief Financial Officer	2024	610,000		—		—	—	318,725	10,350	(4)	939,075
Loïc Vincent
Chief Scientific Officer(5)	2025	361,818	(6)	155,000	(7)	172,851	757,698	115,200	10,500	(4)	1,573,067
Jeffrey Cerio	2025	425,000		50,000	(8)	333,540	657,411	102,000	10,500	(4)	1,578,451
Senior Vice President, General Counsel and Corporate Secretary	2024	138,220	(6)	125,000		—	1,201,110	82,000	—		1,546,330
Kemi Olugemo	2025	424,667	(6)	—		—	1,332,108	—	584,755	(10)	2,341,530
Former Chief Medical Officer(9)	2024	292,728	(6)	—		—	2,249,399	180,320	8,065	(4)	2,730,512
Vineet Agarwal	2025	375,347	(6)	—		—	794,999	—	548,927	(12)	1,719,273
Former Chief Financial Officer(11)	2024	440,000		—		—	—	167,200	10,350	(4)	617,550

1.
Amounts represent the aggregate grant date fair value of restricted stock units, or RSUs, granted to our named executive officers during 2025, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718, based on the closing price of a share of our common stock on the grant date. Such grant date fair values do not take into account any estimated forfeitures. The amounts reported in this column reflect the accounting cost for RSUs and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting and settlement of the RSUs or any sale of the underlying shares of our common stock.
2.
Amounts represent the aggregate grant date fair value of the stock option awards granted to our named executive officers during the applicable year, computed in accordance with ASC 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option awards reported in this column are set forth in Note 10 of our financial statements included in the 2025 Annual Report. The amounts reported in this column reflect the accounting cost for these stock option awards and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock option awards or any sale of the underlying shares of our common stock. For Dr. Olugemo, 2025 also includes $379,995 of incremental fair value determined in accordance with ASC 718 associated with the extension of the post-employment exercise period of her vested stock options in connection with her November 2025 resignation. For Mr. Agarwal, 2025 also includes $210,923 of incremental fair value determined in accordance with ASC 718 associated with the extension of the post-employment exercise period of his vested stock options in connection with his October 2025 resignation.
3.
Amounts represent discretionary cash incentive compensation awarded in recognition of individual and/or company performance under our annual incentive compensation program. The amount reported for Dr. Vincent was not prorated for partial year of service with us during 2025. Refer to “—2025 Bonuses” below for additional information.
4.
Amount reported represents matching contributions to the named executive officer’s 401(k) account.
5.
Dr. Vincent joined our company on March 31, 2025.
6.
Amount reported reflects the prorated base salary for the named executive officer’s partial year of service with us during the applicable fiscal year.
7.
Amount reported reflects (i) a $100,000 sign-on bonus pursuant to Dr. Vincent's employment agreement paid in 2025 and (ii) the $55,000 cash retention bonus paid to him in 2025. Refer to “—2025 Bonuses” below for additional information.
8.
Amount reported reflects the $50,000 cash retention bonus paid to Dr. Cerio in 2025. Refer to “—2025 Bonuses” below for additional information.
9.
Dr. Olugemo resigned effective November 12, 2025.
10.
Represents (i) $574,255 of severance paid to Dr. Olugemo comprised of (a) $367,000, which represents nine months of 2025 base salary, (b) $169,688, which represents her 2025 prorated target annual bonus, and (c) $37,567 in company-paid COBRA premiums, and (ii) $10,500 in matching contributions made by us under the 401(k) Plan.
11.
Mr. Agarwal resigned effective October 17, 2025.
12.
Represents (a) $538,327 of severance paid to Mr. Agarwal, comprised of (i) $352,500, which represents nine months of 2025 base salary, (ii) $149,400, which represents his 2025 prorated target annual bonus, and (iii) $36,429 in company-paid COBRA premiums, and (b) $10,598 in matching contributions made by us under the 401(k) Plan.

Narrative Disclosure to the 2025 Summary Compensation Table

Our compensation committee reviews annually the compensation of our employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We target a general competitive position and consider independent third-party benchmark analytics to determine the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer other than the Chief Executive Officer. For the Chief Executive Officer, our compensation committee determines and approves the compensation, or upon request of the board of directors, recommends our Chief Executive Officer’s compensation for approval by our board of directors. Our compensation committee may delegate certain authorities to an officer of our company and has delegated to our Chief Executive Officer the authority to make certain equity award grants to employees (other than our executive officers), within specified limits approved by the compensation committee. Our compensation committee has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions. During 2025, the compensation committee retained the services of Alpine Rewards LLC, or Alpine, as its external compensation consultant to advise on executive and director compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of our board of directors. During 2025, Alpine did not provide any additional services besides advising the compensation committee on compensation matters. Alpine reports directly to our compensation committee. Our compensation committee annually assesses its independence consistent with Nasdaq listing standards and concluded that the engagement of such consultant did not raise any conflict of interest.

2025 Base Salaries

Each of the named executive officers’ base salary is a fixed component of annual compensation for performing specific duties and functions. Base salaries are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For the fiscal year ended December 31, 2025, the annual base salaries for Dr. Aiyar, Dr. Vincent, Dr. Cerio, Dr. Olugemo, and Mr. Agarwal were $633,200, $480,000, $425,000, $490,000 and $470,000, respectively. The base salaries earned by Dr. Vincent, Dr. Olugemo and Mr. Agarwal for 2025 were pro-rated for their partial year of service with us during 2025.

2025 Bonuses

During the year ended December 31, 2025, Dr. Aiyar, Dr. Vincent, Dr. Cerio, Dr. Olugemo (prior to her resignation) and Mr. Agarwal (prior to his resignation), were each eligible to earn an annual bonus based on their individual performance and/or our performance as a company. For the year ended December 31, 2025, the target annual bonuses for Dr. Aiyar, Dr. Vincent, Dr. Cerio, Dr. Olugemo and Mr. Agarwal were equal to 55%, 40%, 40%, 40% and 40%, respectively, of their applicable annual base salaries. The corporate performance objectives for our named executive officers’ 2025 annual bonuses were based on our achievement of certain pipeline, oligonucleotide promoted editing of RNA (OPERA) platform, and corporate development-related goals, which were determined to have been achieved at 60% of target. The annual bonuses received by Dr. Aiyar, Dr. Vincent and Dr. Cerio, with respect to 2025, based on achievement of the corporate performance objectives above and individual performance, were $208,956, $115,200 and $102,000, respectively. Dr. Vincent’s bonus was not pro-rated despite his partial year of service as provided in his employment agreement. Dr. Olugemo and Mr. Agarwal did not receive 2025 annual bonuses as their employment with us ended prior to December 31, 2025 and the payment of such bonuses in 2026.

In connection with Dr. Vincent’s commencement of employment, he was also entitled to a $100,000 sign-on bonus payable in two installments: 50% in March 2025 and 50% in January 2026. The sign-on bonus was paid in full in 2025 and is subject to full repayment, on a net after tax basis, if he (i) is terminated by us due to “cause” or (ii) resigns without “good reason” (as such terms are defined in Dr. Vincent’s employment agreement), in either case prior to the second anniversary of his start date.

As part of a broader employee appreciation and retention program, each of Dr. Vincent and Dr. Cerio received a cash retention bonus, 50% of which was paid on December 31, 2025, and 50% of which will be paid on or about June 30, 2026, in each case subject to maintaining a continuous relationship on the payment date. Dr. Vincent was awarded an aggregate $110,000 cash retention bonus (of which $55,000 was paid in 2025), and Dr. Cerio, an aggregate $100,000 cash retention bonus (of which $50,000 was paid in 2025).

Equity Incentive Compensation

Although we have no formal policy with respect to the amount of equity incentive awards granted to our executive officers, we believe that equity awards provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and stockholders. In addition, we believe that equity awards with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the applicable vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and from time to time may grant equity incentive awards to them. In 2025, we granted options and/or RSUs to certain of our named executive officers, as described in more detail in the “—Outstanding Equity Awards at Fiscal 2025 Year-End” table below.

Perquisites

We generally do not provide perquisites to our employees, other than certain de minimis perquisites available to all of our employees, including our named executive officers.

401(k) Plan

We maintain the Korro Bio 401(k) Retirement Plan, or the 401(k) Plan, a tax-qualified retirement plan that provides eligible employees, including the named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. 401(k) Plan participants are able to defer eligible compensation subject to applicable annual limits under the Internal Revenue Code of 1986, as amended, or the Code. Participants’ pre-tax or Roth contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Participants are immediately and fully vested in their contributions. We match each participant’s contribution up to a maximum of 3% of his or her eligible compensation with participants vesting immediately and fully in such matching contributions. The 401(k) Plan is intended to be qualified under Section 401(a) of the Code with the 401(k) Plan’s related trust intended to be tax exempt under Section 501(a) of the Code.

Employment Arrangements for Named Executive Officers

Ram Aiyar

On November 10, 2023, we entered into an employment agreement with Dr. Ram Aiyar, our President and Chief Executive Officer, or the Aiyar Employment Agreement. The Aiyar Employment Agreement provides for an initial annual base salary, an initial target annual bonus opportunity, eligibility for equity grants under our equity incentive plans, and eligibility to participate in our employee benefit plans generally. For 2025, Dr. Aiyar had an annual base salary of $633,200 and a target bonus opportunity equal to 55% of his annual base salary.

The Aiyar Employment Agreement provides that in the event Dr. Aiyar is terminated without “cause” or he resigns for “good reason” (as such terms are defined therein) outside of the change in control period (which extends from three months prior to a change in control to 12 months following a change in control, as “change in control” is defined therein), subject to signing and complying with a separation agreement and release, which shall include, without limitation, a release of claims, a reaffirmation of restrictive covenants, and in our sole discretion, a one year post-employment noncompetition agreement, then Dr. Aiyar will be entitled to the following severance benefits: (i) 12 months of his then-current base salary, (ii) a pro rata target bonus for the year of termination, without regard to whether the metrics have been established or achieved for such year, and (iii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 12 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us.

The Aiyar Employment Agreement provides enhanced severance pay and benefits in the event Dr. Aiyar’s employment is terminated by us without cause or he resigns for good reason, in each case, within the change in control period. Such enhanced severance pay and benefits consist of (i) a lump sum cash payment equal to the sum of (A) 18 months of Dr. Aiyar’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) 1.5 times Dr. Aiyar’s target annual bonus for the then-current year, without regard to whether the metrics have been established or achieved for such year, (ii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 18 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us, and (iii) accelerated vesting of the then-outstanding and unvested portion of Dr. Aiyar’s stock options and other stock-based awards that are subject solely to time-based vesting and any stock options and other stock-based awards that were granted to him prior to the effective date of the Aiyar Employment Agreement and that are subject to performance-based vesting. The severance pay and benefits described in this paragraph are subject to Dr. Aiyar’s delivery of and compliance with a fully effective release of claims.

The payments and benefits under the Aiyar Employment Agreement in connection with a change in control may not be eligible for federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Aiyar in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Dr. Aiyar entered into an Employee Proprietary Information and Inventions Assignment Agreement that contains, among other provisions, nondisclosure of confidential information, invention assignment and nonsolicitation provisions.

Loïc Vincent

On March 15, 2025, we entered into an employment agreement with Loïc Vincent, our Chief Scientific Officer, or the Vincent Employment Agreement. Under the Vincent Employment Agreement, Dr. Vincent had an initial annual base salary of $480,000 and an initial target bonus opportunity equal to 40% of his annual base salary, in each case subject to our periodic review (but not subject to pro-ration in 2025 notwithstanding partial year of service). Under the Vincent Employment Agreement, Dr. Vincent is eligible for equity grants under our equity incentive plans and is eligible to participate in our employee benefit plans generally. In connection with his commencement of employment, Dr. Vincent also received a $100,000 sign-on bonus payable in two installments: 50% in March 2025 and 50% in January 2026, which was paid in full in 2025, and subject to full repayment if he (i) is terminated by us due to “cause” or (ii) resigns without “good reason” (as such terms are defined in Dr. Vincent’s employment agreement), in either case prior to the second anniversary of Dr. Vincent’s start date. Under the Vincent Employment Agreement, Dr. Vincent was granted an option to purchase up to 70,000 shares of our common stock with an exercise price per share equal to the fair market value of a share of our common stock on the date of grant.

The Vincent Employment Agreement provides that in the event Dr. Vincent is terminated without “cause” or he resigns for “good reason” (as such terms are defined therein) outside of the change in control period (which extends from three months prior to a change in control to 12 months following a change in control, as “change in control” is defined therein), subject to his signing and complying with a separation agreement and release, which shall include, without limitation, a release of claims and a reaffirmation of restrictive covenants, then Dr. Vincent will be entitled to the following severance benefits: (i) nine months of his then-current base salary, (ii) a pro rata target bonus for the year of termination, without regard to whether the metrics have been established or achieved for such year, and (iii) subject to his copayment of premium amounts at the applicable active employees’

rate and proper election to continue COBRA health coverage, up to nine months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us.

The Vincent Employment Agreement provides enhanced severance pay and benefits in the event Dr. Vincent’s employment is terminated by us without cause or Dr. Vincent resigns for good reason, in each case, within the change in control period. Such enhanced severance pay and benefits consist of (i) a lump sum cash payment equal to the sum of (A) 12 months of Dr. Vincent’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) 1.0 times Dr. Vincent’s target annual bonus for the then current year, without regard to whether the metrics have been established or achieved for such year, (ii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 12 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us, and (iii) accelerated vesting of the then-outstanding and unvested portion of Dr. Vincent’s stock options and other stock-based awards that are subject solely to time-based vesting. The severance pay and benefits described in this paragraph are subject to Dr. Vincent’s delivery of and compliance with a fully effective release of claims.

The payments and benefits under the Vincent Employment Agreement in connection with a change in control may not be eligible for federal income tax deduction by us pursuant to Section 280G of Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Vincent in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Dr. Vincent entered into an Employee Proprietary Information and Inventions Assignment Agreement that contains, among other provisions, nondisclosure of confidential information, invention assignment and nonsolicitation provisions.

Jeffrey Cerio

On December 15, 2025, we entered into an amended and restated employment agreement with Jeffrey Cerio, our Senior Vice President, General Counsel and Secretary, or the Cerio Employment Agreement. The Cerio Employment Agreement provides for an initial annual base salary of $425,000 for 2025, an initial target annual bonus opportunity of 40% of his annual base salary for 2025, eligibility for equity grants under our equity incentive plans, and eligibility to participate in our employee benefit plans generally.

The Cerio Employment Agreement provides that in the event Dr. Cerio is terminated without cause or he resigns for good reason outside of the change in control period (which extends from three months prior to a change in control to 12 months following a change in control, as “change in control” is defined therein), subject to him signing and complying with a separation agreement and release, which shall include, without limitation, a release of claims and a reaffirmation of restrictive covenants, then Dr. Cerio will be entitled to the following severance benefits: (i) nine months of his then-current base salary, (ii) a pro rata target bonus for the year of termination, without regard to whether the metrics have been established or achieved for such year, and (iii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to nine months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us.

The Cerio Employment Agreement provides enhanced severance pay and benefits in the event Dr. Cerio’s employment is terminated by us without cause or Dr. Cerio resigns for good reason, in each case, within the change in control period. Such enhanced severance pay and benefits consist of (i) a lump sum cash payment equal to the sum of (A) 12 months of Dr. Cerio’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) 1.0 times Dr. Cerio’s target annual bonus for the then current year, without regard to whether the metrics have been established or achieved for such year, (ii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 12 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us, and (iii) accelerated vesting of the then-outstanding and unvested portion of Dr. Cerio’s stock options and other stock-based awards that are subject solely to time-based vesting. The severance pay and benefits described in this paragraph are subject to Dr. Cerio’s delivery of and compliance with a fully effective release of claims.

The payments and benefits under the Cerio Employment Agreement in connection with a change in control may not be eligible for federal income tax deduction by us pursuant to Section 280G of Code. These payments and benefits may also be subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Cerio in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Dr. Cerio entered into an Employee Proprietary Information and Inventions Assignment Agreement that contains, among other provisions, nondisclosure of confidential information, invention assignment and nonsolicitation provisions.

Kemi Olugemo

On May 13, 2024, we entered into an employment agreement with Kemi Olugemo, our former Chief Medical Officer, or the Olugemo Employment Agreement. The Olugemo Employment Agreement provided for an initial annual base salary, an initial target annual bonus opportunity, eligibility for equity grants under our equity incentive plans, and eligibility to participate in our employee benefit plans generally. For 2025, Dr. Olugemo had an annual base salary of $490,000 and a target bonus opportunity equal to 40% of her annual base salary.

The Olugemo Employment Agreement provided that in the event Dr. Olugemo was terminated without “cause” or she resigned for “good reason” (as such terms are defined therein) outside of the change in control period (which extends from three months prior to a change in control to 12 months following a change in control, as “change in control” is defined therein), subject to her signing and complying with a separation agreement and release, which included, without limitation, a release of claims and a reaffirmation of restrictive covenants, then Dr. Olugemo was entitled to the following severance benefits: (i) nine months of her then-current base salary, (ii) a pro rata target bonus for the year of termination, without regard to whether the metrics have been established or achieved for such year, and (iii) subject to her copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to nine months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had she remained employed by us.

The Olugemo Employment Agreement provided enhanced severance pay and benefits in the event Dr. Olugemo’s employment was terminated by us without cause or Dr. Olugemo resigned for good reason, in each case, within the change in control period. Such enhanced severance pay and benefits consisted of (i) a lump sum cash payment equal to the sum of (A) 12 months of Dr. Olugemo’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) 1.0 times Dr. Olugemo’s target annual bonus for the then current year, without regard to whether the metrics have been established or achieved for such year, (ii) subject to her copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 12 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had she remained employed by us, and (iii) accelerated vesting of the then-outstanding and unvested portion of Dr. Olugemo’s stock options and other stock-based awards that are subject solely to time-based vesting. The severance pay and benefits described in this paragraph were subject to Dr. Olugemo’s delivery of and compliance with a fully effective release of claims.

The payments and benefits under the Olugemo Employment Agreement in connection with a change in control may not have been eligible for federal income tax deduction by us pursuant to Section 280G of Code. These payments and benefits may also have been subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Dr. Olugemo in connection with a change in control were subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits would have been reduced if such reduction would result in a higher net after-tax benefit to her.

Dr. Olugemo entered into an Employee Proprietary Information and Inventions Assignment Agreement that contains, among other provisions, nondisclosure of confidential information, invention assignment and nonsolicitation provisions.

On November 7, 2025, we entered into a separation agreement with Dr. Olugemo in connection with her resignation as our Chief Medical Officer. In connection with her departure, including her agreement to be available to advise us and our board of directors to ensure a smooth transition for a three-month advisory period, Dr. Olugemo’s employment with us was treated as an ending pursuant to Section 3(d) (e.g., termination without cause outside of a change in control period) of the Olugemo Employment Agreement and she is entitled to receive (i) continued payment of her base salary for a period of nine months, (ii) continued group health plan coverage under COBRA for up to nine months, and (iii) $169,688, which was equal to 100% of her 2025 target bonus opportunity prorated to reflect her service period during 2025 prior to her separation date. In addition, we agreed to extend the post-termination exercise period for any vested stock options as of the end of her three-month advisory period through April 30, 2027.

Vineet Agarwal

On November 8, 2023, we entered into an employment agreement with Vineet Agarwal, our former Chief Financial Officer, or the Agarwal Employment Agreement. The Agarwal Employment Agreement provided for an initial annual base salary, an initial target annual bonus opportunity, eligibility for equity grants under our equity incentive plans, and eligibility to participate in our employee benefit plans generally. For 2025, Mr. Agarwal had an annual base salary of $470,000 and a target bonus opportunity equal to 40% of his annual base salary.

The Agarwal Employment Agreement provided that in the event Mr. Agarwal was terminated without cause or he resigned for good reason outside of the change in control period (which extends from three months prior to a change in control to 12 months following a change in control, as “change in control” is defined therein), subject to him signing and complying with a separation agreement and release, which included, without limitation, a release of claims and a reaffirmation of restrictive covenants, then Mr. Agarwal was entitled to the following severance benefits: (i) nine months of his then-current base salary, (ii) a pro rata target bonus for the year of termination, without regard to whether the metrics have been established or achieved for such year, and (iii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to nine months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us.

The Agarwal Employment Agreement provided enhanced severance pay and benefits in the event Mr. Agarwal’s employment was terminated by us without cause or Mr. Agarwal resigned for good reason, in each case, within the change in control period. Such enhanced severance pay and benefits consisted of (i) a lump sum cash payment equal to the sum of (A) 12 months of Mr. Agarwal’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus (B) 1.0 times Mr. Agarwal’s target annual bonus for the then current year, without regard to whether the metrics have been established or achieved for such year, (ii) subject to his copayment of premium amounts at the applicable active employees’ rate and proper election to continue COBRA health coverage, up to 12 months of payment of the portion of the premium equal to the amount we would have paid to provide health insurance had he remained employed by us, and (iii) accelerated vesting of the then-outstanding and unvested portion of Mr. Agarwal’s stock options and other stock-based awards that are subject solely to time-based vesting. The severance pay and benefits described in this paragraph were subject to Mr. Agarwal’s delivery of and compliance with a fully effective release of claims.

The payments and benefits under the Agarwal Employment Agreement in connection with a change in control may not have been eligible for federal income tax deduction by us pursuant to Section 280G of Code. These payments and benefits may also have been subject to an excise tax under Section 4999 of the Code. If the payments or benefits payable to Mr. Agarwal in connection with a change in control were subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits would have been reduced if such reduction would result in a higher net after-tax benefit to him.

Mr. Agarwal entered into an Employee Proprietary Information and Inventions Assignment Agreement that contains, among other provisions, nondisclosure of confidential information, invention assignment and nonsolicitation provisions.

On October 17, 2025, we entered into a separation agreement with Mr. Agarwal in connection with his resignation as our Chief Financial Officer. In recognition of Mr. Agarwal’s agreement to be available to advise us through a transition period, Mr. Agarwal’s employment with us was treated as an ending pursuant to Section 3(d) (e.g., termination without cause outside of a change in control period) of the Agarwal Employment Agreement and he is entitled to receive (i) continued payment of his base salary for a period of nine months, (ii) continued group health plan coverage under COBRA for up to nine months, and (iii) $149,400, which was equal to 100% of his 2025 target bonus opportunity prorated to reflect his service period during 2025 prior to the separation date. In addition, we agreed to extend the post-termination exercise period for any vested stock options as of his termination date through March 31, 2027.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of the named executive officers as of December 31, 2025. Each equity award granted prior to November 3, 2023 was under the terms of the Korro Bio, Inc. 2019 Stock Incentive Plan, or the Legacy Korro Plan, and each equity award granted after November 3, 2023 was under the terms of our 2023 Stock Option and Incentive Plan, or the 2023 Plan.

	Option Awards							Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Ram Aiyar	11/2/2020	(1)	136,234	—	11.68	12/1/2030
	1/27/2022	(1)	36,001	768	22.75	1/26/2032
	1/1/2023	(1)	21,953	8,177	20.94	2/8/2033
	11/3/2023	(2)	81,645	75,115	14.98	11/2/2033
	2/3/2025	(2)	20,833	79,167	33.50	2/2/2035
Loïc Vincent	3/31/2025	(1)	—	70,000	15.95	3/20/2035
	12/15/2025							21,715	(3)	173,937
Jeffrey Cerio	8/30/2024	(1)	13,333	26,667	44.37	9/2/2034
	2/3/2025	(2)	6,041	22,959	33.50	2/2/2035
	12/15/2025							41,902	(3)	335,635
Kemi Olugemo	5/13/2024	(1)	25,729	39,271	50.48	4/30/2027	(5)
	2/3/2025	(2)	8,750	33,250	33.50	4/30/2027	(5)
Vineet Agarwal	5/11/2021	(1)	30,807	—	11.68	3/31/2027	(5)
	1/27/2022	(1)	5,463	—	22.75	3/31/2027	(5)
	1/1/2023	(1)	1,777	—	20.94	3/31/2027	(5)
	11/3/2023	(2)	21,350	—	14.98	3/31/2027	(5)
	2/3/2025	(2)	5,000	—	33.50	3/31/2027	(5)

1.
1/4 of the shares subject to the stock option vest on the first anniversary of the vesting commencement date, and 1/48 of the shares subject to the stock option vest each month thereafter, in each case, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date. The stock option is also subject to certain acceleration of vesting provisions as provided in the applicable named executive officer’s employment agreement.
2.
1/48 of the shares subject to the stock option vest each month following the vesting commencement date, in each case, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date. The stock option is also subject to certain acceleration of vesting provisions as provided in the applicable named executive officer’s employment agreement.
3.
Represents time-based RSUs that will vest as follows: 50% on June 15, 2026 and 50% on December 15, 2026, in each case subject to the named executive officer’s continued employment through the applicable vesting date. The RSUs are also subject to certain acceleration of vesting provisions as provided in the applicable named executive officer's employment agreement.
4.
These market values are determined by multiplying the number of shares by the closing price per share of our common stock on the Nasdaq on December 31, 2025 (the last trading day of 2025), or $8.01.
5.
The date reported represents the expiration of the post-termination exercise period of the stock option.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, or the PVP Rules, we are providing information about the relationship between our company performance and executive compensation actually paid to our principal executive officer(s), or the PEO(s), and the other named executive officers, or the Non-PEO NEOs, as calculated in accordance with Item 402(v) of Regulation S-K.

In the below pay versus performance table, we provide information about compensation of our named executive officers for each of the last three fiscal years, or the Covered Years. Additionally, we provide information about the results for certain financial performance measures during the Covered Years. Although the PVP Rules require us to disclose “compensation actually paid,” these amounts do not necessarily reflect compensation that our named executive officers actually earned in the Covered Years. Instead, “compensation actually paid” reflects a calculation computed in accordance with the PVP Rules, including adjusted values to unvested and vested equity awards during the Covered Years based on either year-end or vesting date stock prices and various accounting valuation assumptions. “Compensation actually paid” generally fluctuates due to stock price performance.

Year	Summary Compensation Table Total for PEO 1 (Aiyar)1, 2 ($)	Summary Compensation Table Total for PEO 2 (Lucchino)1, 2 ($)	Compensation Actually Paid to PEO 1 (Aiyar)3 ($)	Compensation Actually Paid to PEO 2 (Lucchino)3 ($)	Average Summary Compensation Table Total for Non-PEO NEOs 2, 4 ($)	Average Compensation Actually Paid to Non-PEO NEOs 4, 5 ($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return 6 ($)	Net Income (in thousands) 7 ($)
2025	$3,119,591	$—	$(717,811)	$—	$1,803,080	$384,425	$4	$(117,260)
2024	$939,075	$—	$(179,934)	$—	$2,138,421	$1,778,028	$20	$(83,581)
2023	$2,858,230	$3,878,265	$8,474,721	$1,796,976	$1,516,911	$2,011,079	$25	$(81,172)

1.
David L. Lucchino served as our PEO through the completion of the November 2023 merger. Following the merger, Dr. Aiyar became our PEO. Dr. Aiyar was the sole PEO for 2024 and 2025.
2.
Amounts reported in these columns represent (i) the “Total” compensation reported in the Summary Compensation Table, or SCT, for the indicated fiscal year in the case of our PEO(s) and (ii) the average of the “Total” compensation reported in the SCT for the Non-PEO NEOs in the indicated year.
3.
Compensation actually paid to our PEOs represents the “Total” compensation reported in the SCT for the PEOs for the applicable fiscal year, adjusted as follows:

	Compensation Actually Paid to PEO 1 (Aiyar)			Compensation Actually Paid to PEO 2 (Lucchino)
	2023	2024	2025	2023	2024	2025
Summary Compensation Table Total for PEO	$2,858,230	$939,075	$3,119,591	$3,878,265	$—	$—
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(a)	$(2,013,364)	$—	$(2,266,935)	$(1,338,400)	$—	$—
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(b)	$6,355,830	$—	$378,767	$—	$—	$—
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(b)	$1,065,352	$(1,326,604)	$(1,703,679)	$—	$—	$—
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	$117,928	$—	$303,430	$—	$—	$—
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$90,745	$207,595	$(548,985)	$(742,889)	$—	$—
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	$—	$—	$—	$—	$—	$—
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—	$—	$—
Compensation Actually Paid	$8,474,721	$(179,934)	$(717,811)	$1,796,976	$—	$—

(a)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.
(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our PEO(s) were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under U.S. GAAP.
4.
2025 Non-PEO NEOs include Dr. Vincent, Dr. Cerio, Dr. Olugemo, our former Chief Medical Officer, and Mr. Agarwal, our former Chief Financial Officer.

2024 Non-PEO NEOs include Dr. Cerio and Dr. Olugemo, our former Chief Medical Officer.

2023 Non-PEO NEOs include Mr. Agarwal, our former Chief Financial Officer, Dr. Colletti, our former Chief Scientific Officer, and Christopher Loose, Frequency's Chief Scientific Officer.

5.
Compensation actually paid to our Non-PEO NEOs represents the average “Total” compensation reported in the SCT for such Non-PEO NEOs for the applicable fiscal year, adjusted as follows:

	2023	2024	2025
Summary Compensation Table Average Total for Non-PEO NEOs	$1,516,911	$2,138,421	$1,803,080
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(a)	$(710,621)	$(1,725,255)	$(1,012,152)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(b)	$1,513,455	$1,364,862	$258,288
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(b)	$131,134	$—	$(398,949)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(b)	$30,797	$—	$71,662
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(b)	$(213,930)	$—	$(175,037)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(b)	$(256,667)	$—	$(162,467)
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—
Compensation Actually Paid	$2,011,079	$1,778,028	$384,425

(a)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the SCT for the applicable year.
(b)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our non-PEO NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under U.S. GAAP.

6. The comparison assumes $100 was invested in Frequency’s common stock on December 31, 2022. As supplemental disclosure, if $100 was invested in our common stock on November 3, 2023, based on the closing price of our common stock on the day we began trading on the Nasdaq after closing of the merger, the amounts reported would be $320, $254, and $53 at the end of fiscal years 2023, 2024 and 2025, respectively. Historic stock price performance is not necessarily indicative of future stock price performance.

7.
Represents U.S. GAAP net income as reflected in our audited financial statements.

Relationship Between Financial Performance Measures

The graphs below illustrate the relationship between compensation actually paid, or CAP, to our PEOs and the average of the compensation actually paid to our Non-PEO NEOs, with (i) our cumulative total shareholder return, or TSR, and (ii) our net income, in each case, for the fiscal years ended December 31, 2025, 2024 and 2023.

CAP and TSR

Relationship Between CAP and TSR
CAP to PEO (Aiyar)
CAP to PEO (Luchino)
Avg. Cap to Non-PEO NEOs
KorroTSR
Compensation Actually Paid ($000s)
Total Shareholder Return Value of $100 Investment
$9,000
$7,000
$5,000
$3,000
$1,000
$(1,000)
$30
$25
$20
$15
$10
$5
$0
$(5)
$8,475
$24.90
$1,797
$2,011
$19.78
$(180)
$0
$1,778
$4.16
$(718)
$0
$384
2023
2024
2025

CAP and Net Income (Loss)

Relationship Between CAP and Net Loss
CAP to PEO (Aiyar)
CAP to PEO (Luchino)
Avg. Cap to Non-PEO NEOs
Net Loss
Compensation Actually Paid ($000s)
Net Loss ($000s)
$9,000
$7,000
$5,000
$3,000
$1,000
$(1,000)
$(70)
$(80)
$(90)
$(100)
$(110)
$(120)
$(130)
$(140)
$8,475
$1,797
$2,011
$(81)
$(180)
$0
$1,778
$(84)
$(718)
$0
$384
$(117)
2023
2024
2025

Non-Employee Director Compensation

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

2025 Director Compensation Table

The following table presents the total compensation for each person who served as a non-employee director on our board of directors during 2025. Dr. Aiyar, our Chief Executive Officer and President, did not receive any additional compensation from us for services on our board of directors. The compensation received by Dr. Aiyar as one of our named executive officers is set forth above in “—2025 Summary Compensation Table.”

Name	Fees Paid or Earned in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Non-Employee Directors
Ali Behbahani(2)	53,000	61,260	—	114,260
Nessan Bermingham(3)	87,500	61,260	—	148,760
Jean-François Formela(4)	51,500	61,260	—	112,760
Katharine Knobil(5)	45,000	61,260	—	106,260
Rachel Meyers(6)	44,000	61,260	—	105,260
Timothy R. Pearson(7)	60,000	61,260	—	121,260

1.
The amounts reported represent the aggregate grant date fair value of the stock option awards granted to our non-employee directors during fiscal year 2025, computed in accordance with ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock option awards reported in this column are set forth in Note 10 of our financial statements included in the 2025 Annual Report. The amounts reported in this column reflect the accounting cost for these stock option awards and do not correspond to the actual economic value that may be received by our non-employee directors upon the exercise of the stock option awards or any sale of the underlying shares of our common stock.
2.
As of December 31, 2025, Dr. Behbahani held options to purchase an aggregate of 27,200 shares of our common stock.
3.
As of December 31, 2025, Dr. Bermingham held options to purchase an aggregate of 102,973 shares of our common stock.
4.
As of December 31, 2025, Dr. Formela held options to purchase an aggregate of 27,200 shares of our common stock.
5.
As of December 31, 2025, Dr. Knobil held options to purchase an aggregate of 15,051 shares of our common stock.
6.
As of December 31, 2025, Dr. Meyers held options to purchase an aggregate of 23,751 shares of our common stock.
7.
As of December 31, 2025, Mr. Pearson held options to purchase an aggregate of 27,200 shares of our common stock.

2025 Director Compensation Policy

Our non-employee director compensation policy, as amended, or the Korro Director Policy, provides that our non-employee directors are eligible to receive cash retainers (which are be payable quarterly in arrears and prorated for partial years of service) and equity awards as set forth below:

Annual Retainer for Board Membership
$40,000 for general availability and participation in meetings and conference calls of our board of directors
Additional Annual Retainer for Committee Membership
Audit Committee Chairperson:	$15,000
Audit Committee member (other than Chairperson):	$7,500
Compensation Committee Chairperson:	$10,000
Compensation Committee member (other than Chairperson):	$5,000
Nominating and Corporate Governance Committee Chairperson:	$8,000
Nominating and Corporate Governance Committee member (other than Chairperson):	$4,000
Additional Retainer for Non-Executive Chairperson or Lead director of our board of directors:	$30,000

The March 2025 amendment did not adjust the cash retainers, but modified the equity awards, which were granted in June 2025 per the policy. The Korro Director Policy provides that, upon initial election or appointment to the board, each new non-employee director will be granted a non-statutory stock option equal to approximately 0.128% of the total number of shares of our common stock issued and outstanding on the grant date (rounded down to the nearest whole share), or the Director Initial Grant. The Director Initial Grant will vest in substantially equal annual installments over three years, subject to continued service as a non-employee director through the applicable vesting date. The Korro Director Policy provides that on the date of each annual meeting of our stockholders, each non-employee director who has been serving as a non-employee director for at least six months as of such date and will continue as a non-employee director following such meeting will be granted an annual award of a non-statutory stock option equal to approximately 0.064% of the total number of shares of our common stock issued and outstanding on the grant date (rounded down to the nearest whole share), or the Director Annual Grant. The Director Annual Grant will vest in full on the earlier of the one-year anniversary of the grant date or on the date of our next annual meeting of stockholders, subject to continued service as a non-employee director through the applicable vesting date. The Director Initial Grant and Director Annual Grants are subject to full accelerated vesting upon the sale of our company. All of the foregoing stock options will be granted with a per share exercise price equal to the fair market value of a share of our common stock on the date of grant and will have a 10-year term.

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any of our non-employee directors for services as a director in a calendar year period will not exceed $1,000,000 in the first calendar year such individual becomes a non-employee director and $750,000 in any other calendar year.

We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of the board or any committee thereof.

Employee directors receive no additional compensation for their service as a director.

Equity Compensation Plan Information

The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in First Column)
Equity compensation plans approved by stockholders(1)	2,162,107	(2)	$26.49	(3)	405,425	(4)
Equity compensation plans not approved by stockholders	—		—		—
Total	2,162,107		$26.49		405,425

(1)
Includes the following plans: the 2023 Plan; Frequency’s 2019 Incentive Award Plan, or the 2019 Plan; the Legacy Korro Plan, Frequency’s 2014 Stock Incentive Plan, as amended, or the 2014 Plan; and our 2023 Employee Stock Purchase Plan, or the 2023 ESPP.
(2)
Includes 1,647,077 shares issuable upon the exercise of outstanding options, of which 35,876 shares were assumed in connection with the November 2023 merger, and 506,981 shares subject to outstanding RSUs that will entitle the holder to one share of common stock for each unit that vests over the holder's period of continuous service.
(3)
The weighted average exercise price is calculated based solely on outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs. Such shares will be issued at the time the RSUs vest, without any cash consideration payable for those shares.
(4)
As of December 31, 2025, a total of 142,985 shares were reserved for issuance pursuant to the 2023 Plan and a total of 262,440 shares were reserved for issuance pursuant to the 2023 ESPP. Following the November 2023 merger, we do not grant any awards under the 2019 Plan, the 2014 Plan, or the Legacy Korro Plan, but all outstanding awards under such plans continue to be governed by their existing terms. The 2023 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2023 Plan to be added on the first day of January, in an amount equal to the lesser of (i) 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (ii) such number of shares as determined by the administrator of the 2023 Plan, in each case subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards granted under the Legacy Korro Plan, the 2019 Plan or the 2014 Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2023 Plan. The 2023 ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2023 ESPP to be added on the first day of each January, by the lesser of (i) 88,502 shares of our common stock, (ii) 1% of the outstanding number of shares of common stock on the immediately preceding December 31, or (iii) such number of shares of common stock as determined by the administrator of the 2023 ESPP. The number of shares reserved under the 2023 ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The number in the table does not include the evergreen increases from January 1, 2026.

TRANSACTIONS WITH RELATED PERSONS

The following is a description of transactions since January 1, 2024 to which we have been a party, and in which any of our directors, executive officers and holders of more than 5% of our voting securities and affiliates of our directors, executive officers and holders of more than 5% of our voting securities, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Financings

April 2024 PIPE Financing

We entered into a subscription agreement in April 2024 with certain investors to consummate a private placement of shares of our common stock, or the April 2024 PIPE Financing. Pursuant to the subscription agreement, the investors agreed to purchase an aggregate of 1,249,283 shares of our common stock, at a purchase price of $56.00 per share, for aggregate gross proceeds of $70.0 million. Three of the investors or their affiliates were beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of our common stock purchased by such holders at the closing of the April 2024 PIPE Financing:

Participant	Shares of Our Common Stock	Total Purchase Price ($)
Atlas Venture Fund XI, L.P.(1)	17,857	999,992
New Enterprise Associates 17, L.P.(2)	17,857	999,992
Point72 Associates, LLC(3)	178,571	9,999,976
(1)
Atlas beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock. Jean-François Formela is a Partner at Atlas and a member of our board of directors.
(2)
NEA beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock. Ali Behbahani is a Partner at NEA and a member of our board of directors.
(3)
Point72 Associates, LLC beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock.

March 2026 PIPE Financing

We entered into a subscription agreement in March 2026 with certain investors to consummate a private placement of shares of our common stock and pre-funded warrants to acquire shares of our common stock, or the March 2026 PIPE Financing. Pursuant to the subscription agreement, the investors agreed to purchase (i) an aggregate of 4,501,928 shares of our common stock at a purchase price of $11.11 per share and (ii) pre-funded warrants to acquire an aggregate of 3,148,836 shares of our common stock at a purchase price of $11.109 per pre-funded warrant (the pre-funded warrants have an exercise price of $0.001 per share), for aggregate gross proceeds of approximately $85.0 million.

Three of the investors or their affiliates were beneficial holders of more than 5% of our capital stock, and the table below sets forth the number of shares of our common stock (or shares of common stock underlying pre-funded warrants) purchased by such holders at the closing of the March 2026 PIPE Financing:

Participant	Shares of Our Common Stock	Shares of Our Common Stock to be Issued upon Exercise of Outstanding Warrant	Total Purchase Price ($)
Lynx1 Master Fund LP (1)	—	1,260,126	13,998,739
New Enterprise Associates (2)	207,100	242,945	4,999,757
Nantahala Capital Management, LLC (3)	360,036	—	3,999,999
(1)
Lynx1 Master Fund LP beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock.

(2)
NEA beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock. Ali Behbahani is a Partner at NEA and a member of our board of directors.
(3)
Nantahala Capital Management, LLC beneficially owned more than 5% of our outstanding capital stock and beneficially owns more than 5% of our outstanding capital stock.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on our behalf or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Consulting Agreement with David L. Lucchino

On August 26, 2024, we entered into a consulting agreement with David L. Lucchino, a former member of our Board of Directors. The consulting agreement provides Mr. Lucchino with cash compensation at the rate of $9,000 per quarter through the date of our 2026 annual meeting of stockholders and then at the rate of $2,000 per quarter through the date of our 2027 annual meeting of stockholders (in each case, pro-rated for any partial quarters), and, on the date of our 2025 annual stockholders meeting, we granted an option grant with a $150,000 value (capped at 8,000 shares), which option will vest in full on the date of the Annual Meeting. We also agreed to reimburse Mr. Lucchino up to $10,000 of expenses in connection with the negotiation of the consulting agreement.

Registration Rights

July 2023 Concurrent Financing Registration Rights

In July 2023, we entered into a registration rights agreement with each purchaser in the concurrent financing that closed immediately prior to our November 2023 business combination, or the Concurrent Financing. Pursuant to this registration rights agreement, we agreed to register the “registrable securities” held by the purchasers on a registration statement, or registration statements, if necessary, to permit resale of such securities on a continuous basis pursuant to Rule 415.

The “registrable securities” include (a) all shares of our common stock issued to the purchasers at the closing of the business combination in exchange for shares of Legacy Korro purchased in the Concurrent Financing, (b) all shares of our common stock issued to the purchasers at the closing of the business combination in exchange for all other shares of Legacy Korro held at the effective time of the merger, (c) and any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. Under this registration rights agreement, we agreed to pay all fees and expenses incident to the performance of our obligations, including the reasonable fees of one counsel for the selling holders, excluding any underwriting, broker or similar fees or commissions, legal fees and other costs (except as agreed to be paid by us) of any purchaser.

We agreed to use reasonable best efforts to keep the resale registration statement for the Concurrent Financing continuously effective until (a) the earlier of (i) the date that all registrable securities have been sold thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144, and (b) five years after the date of the agreement.

April 2024 PIPE Financing Registration Rights

In connection with the April 2024 PIPE Financing, we entered into a registration rights agreement in April 2024 with each purchaser in the April 2024 PIPE Financing. Pursuant to this registration rights agreement, we agreed to register the “registrable securities” held by the purchasers on a registration statement, or registration statements, if necessary, to permit resale of such securities on a continuous basis pursuant to Rule 415. The “registrable securities” include (a) all shares of our common stock issued to the purchasers at the closing of the April 2024 PIPE Financing, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. Under this registration rights agreement, we agreed to pay all fees and expenses incident to the performance of our obligations, including the reasonable fees of one counsel for the selling holders, excluding any underwriting, broker or similar fees or commissions, legal fees and other costs (except as agreed to be paid by us) of any purchaser.

We agreed to use reasonable best efforts to keep the resale registration statement for the April 2024 PIPE Financing shares continuously effective until the earlier of the date that all April 2024 PIPE Financing registrable securities (i) have been sold thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for us to be in compliance with the current public information requirement under Rule 144.

March 2026 PIPE Financing Registration Rights

In connection with the March 2026 PIPE Financing, we entered into a registration rights agreement in March 2026 with each purchaser in the March 2026 PIPE Financing. Pursuant to this registration rights agreement, we agreed to register the “registrable securities” held by the purchasers on a registration statement, or registration statements, if necessary, to permit resale of such securities on a continuous basis pursuant to Rule 415. The “registrable securities” include (a) all shares of our common stock issued to the purchasers at the closing of the March 2026 PIPE Financing (including shares of common stock underlying pre-funded warrants, if any, purchased in the March 2026 PIPE Financing), and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing. Under this registration rights agreement, we agreed to pay all fees and expenses incident to the performance of our obligations, including the reasonable fees of one counsel for the selling holders, excluding any underwriting, broker or similar fees or commissions, legal fees and other costs (except as agreed to be paid by us) of any purchaser.

We agreed to keep the registration statement for the March 2026 PIPE Financing securities effective until the earlier of the date that the securities (i) have been sold pursuant to the registration statement or Rule 144, (ii) the date on which the securities may be resold without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, and without the requirement for us to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect or (iii) two years from the closing date of March 2026 PIPE Financing.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. Prior to this offering, the material facts as to the related party’s relationship or interest in the transaction are disclosed to our board of directors prior to their consideration of such transaction, and the transaction is not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approve the transaction. Further, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction are disclosed to our stockholders, who must approve the transaction in good faith.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 13, 2026.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power with respect to the securities as well as any shares of common stock that the individual or entity has the right to acquire within 60 days of April 13, 2026 upon the exercise of stock options, vesting or settlement of RSUs, exercise of warrants (including pre-funded warrants), or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to them, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 14,422,571 shares of common stock outstanding as of April 13, 2026. The number of shares beneficially owned includes shares of common stock that each person has the right to acquire within 60 days, including upon the exercise of stock options and the vesting and settlement of RSUs, or exercise of warrants (including pre-funded warrants). These shares of common stock underlying the stock options, RSUs and warrants (including pre-funded warrants), shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of our common stock expected to be owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the combined organization’s common stock expected to be owned by any other person. The pre-funded warrants issued in the March 2026 PIPE Financing include a beneficial ownership blocker that prohibits the exercise of such pre-funded warrants if the holder would beneficially own in excess of 9.99% of our common stock thereafter. Unless otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Korro Bio, Inc. 60 First Street, 2nd Floor, Suite 250, Cambridge, Massachusetts 02141.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percent
5% or Greater Stockholders:
Lynx1 Master Fund LP(1)	1,538,296	10.7%
Entities affiliated with New Enterprise Associates(2)	1,440,814	9.9%
Entities affiliated with Venrock Healthcare Capital Partners(3)	1,440,814	9.9%
Entities affiliated with Atlas Venture(4)	1,137,149	7.9%
Directors and Named Executive Officers:
Ram Aiyar(5)	344,570	2.3%
Ali Behbahani(6)	21,866	*
Nessan Bermingham(7)	136,505	*
Jeffrey Cerio(8)	29,082	*
Jean-François Formela(9)	21,866	*
Katharine Knobil(10)	9,023	*
Rachel Meyers(11)	19,567	*
Timothy R. Pearson.(12)	21,866	*
Loïc Vincent(13)	23,332	*
Vineet Agarwal(14)	64,397	*
Kemi Olugemo(15)	37,583	*
All directors and executive officers as a group (11 persons)(16)	729,657	4.8%

* Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13G/A filed by Lynx1 Capital Management LP and Weston Nichols on April 2, 2026. Consists of 1,538,296 shares of common stock held by Lynx1 Master Fund LP. Does not include 1,260,126 shares of common stock issuable upon the exercise of pre-funded warrants held by Lynx1 Master Fund LP due to beneficial ownership blocker provisions therein. Lynx1 Capital Management LP is the investment manager to Lynx1 Master Fund LP and Mr. Nichols is the sole member of Lynx1 Capital Management GP LLC, the general partner of Lynx1 Capital Management LP. The address for Lynx1 Master Fund LP, Lynx1 Capital Management LP and Mr. Nichols is D81 Calle C, Suite 301, PMB 1202, Dorado, PR, 00646.
(2)
Based on a Schedule 13D/A filed by New Enterprise Associates 17, L.P., or NEA 17., consists of (i) 1,297,893 shares of our common stock held by NEA 17 and (ii) 142,921 shares of common stock issuable upon the exercise of pre-funded warrants held by NEA 17. The number of shares beneficially owned listed above gives effect to beneficial ownership limitations in the pre-funded warrants described below. Without giving effect to such beneficial ownership limitations, NEA 17 would have voting power and dispositive power with respect to (i) 1,297,893 shares of common stock held by NEA 17 and (ii) 242,945 shares of common stock issuable upon the exercise of a pre-funded warrant held by NEA 17. The pre-funded warrant held by NEA 17 contains a beneficial ownership blockers that prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of NEA 17, its affiliates and any person whose beneficial ownership would be attributable to it, would exceed 9.99%. The address for NEA 17 is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.
(3)
Based on a Schedule 13G filed by Venrock Healthcare Capital Partners III, L.P., or VHCP III, VHCP Co-Investment Holdings III, LLC, or VHCP Co-Investment III, Venrock Healthcare Capital Partners EG, L.P., or VHCP EG, VHCP Management III, LLC, or VHCP Management III, VHCP Management EG, LLC, or VHCP Management EG, Nimish Shah and Bong Y. Koh (collectively, “Venrock”) on March 17, 2026, consists of (i) 1,009,500 shares of our common stock held by Venrock and (ii) 431,314 shares of common stock issuable upon the exercise of pre-funded warrants held by Venrock. The number of shares beneficially owned listed above gives effect to beneficial ownership limitations in the pre-funded warrants described below. Without giving effect to such beneficial ownership limitations, Venrock have shared voting power and shared dispositive power with respect to (i) (a) 1,353,806 shares of common stock held by VHCP EG and (b) 830,415 shares of common stock issuable upon the exercise of a pre-funded warrant held by VHCP EG, (ii) (a) 265,462 shares of common stock held by VHCP III and (b) 162,832 shares of common stock issuable upon the exercise of a pre-funded warrant held by VHCP III and (iii) (a) 26,497 shares of common stock held by VHCP Co-Investment III and (b) 16,253 shares of common stock issuable upon the exercise of a pre-funded warrant held by VHCP Co-Investment III. The pre-funded warrants held by VHCP EG, VHCP III and VHCP Co-Investment III contain beneficial ownership blockers that prohibit the exercise thereof if, after giving effect to such exercise, the beneficial ownership of VHCP EG, VHCP III and VHCP Co-Investment III, its affiliates and any person whose beneficial ownership would be attributable to it, would exceed 9.99%. VHCP Management III is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG is the general partner of VHCP EG. Messrs. Shah and Koh are the voting members of VHCP Management III and VHCP Management EG. The address for Venrock is 7 Bryant Park, 23rd Floor, New York, NY 10018.
(4)
Consists of (i) 942,075 shares of our common stock held by Atlas Venture Fund XI, L.P., or AVF XI, and (ii) 195,074 shares of our common stock held by Atlas Venture Opportunity Fund II, L.P., or AVO II. Atlas Venture Associates XI, L.P. is the general partner of AVF XI and Atlas Venture Associates XI, LLC is the general partner of Atlas Venture Associates XI, L.P. The members of Atlas Venture Associates XI, LLC collectively make investment decisions on behalf of Atlas Venture Fund XI, LLC. Jean-François Formela is a member of Atlas Venture Associates XI, LLC and a member of Korro Bio’s board of directors. Each of AVF XI, Atlas Venture Associates XI, L.P., and Atlas Venture Associates XI, LLC may be deemed to beneficially own the shares held by AVF XI. Dr. Formela expressly disclaim beneficial ownership of the shares owned by AVF XI, except to the extent of his pecuniary interest therein, if any. Atlas Venture Associates Opportunity II, L.P. is the general partner of AVO II, and Atlas Venture Associates Opportunity II, LLC is the general partner of Atlas Venture Associates Opportunity II, L.P. The members of Atlas Venture Associates Opportunity II, LLC collectively make investment decisions on behalf of Atlas Venture Associates Opportunity II, LLC. Dr. Formela is a member of Atlas Venture Associates Opportunity II, LLC. Each of AVO II, Atlas Venture Associates Opportunity II, L.P., and Atlas Venture Associates Opportunity II, LLC may be deemed to beneficially own the shares held by AVO II. Dr. Formela expressly disclaim beneficial ownership of the shares owned by AVO II, except to the extent of his pecuniary interest therein, if any. The mailing address of Atlas is 300 Technology Square, 8th Floor, Cambridge, MA 02139.
(5)
Consists of (i) 4,613 shares of our common stock held by The Ram Aiyar Irrevocable Trust, or the Trust, and (ii) 339,957 shares of our common stock underlying options that are exercisable or will become exercisable within 60 days of June 12, 2026. The address of the Trust is c/o Steven M. Burke, P.O. Box 326, Manchester, NH 03105.
(6)
Consists of 21,866 shares of our common stock underlying options.
(7)
Consists of (i) 35,114 shares of our common stock and (ii) 101,391 shares of our common stock underlying options.
(8)
Consists of 29,082 shares of our common stock underlying options.
(9)
Consists of 21,866 shares of our common stock underlying options.
(10)
Consists of 9,023 shares of our common stock underlying options.
(11)
Consists of 19,567shares of our common stock underlying options.
(12)
Consists of 21,866 shares of our common stock underlying options.
(13)
Consists of 23,332 shares of our common stock underlying options.
(14)
Consists of 64,397 shares of our common stock underlying options.
(15)
Consists of 37,583 shares of our common stock underlying options.
(16)
Consists of (i) 39,727 shares of our common stock and (ii) 689,930 shares of our common stock underlying options.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed our audited consolidated financial statements for the fiscal year ended December 31, 2025 and discussed them with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm.

The audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, Ernst & Young LLP provided the audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

By the audit committee of the board of directors of Korro Bio, Inc.

Timothy Pearson

Nessan Bermingham

Jean-François Formela

The information contained under the heading “Report of the Audit Committee of the Board of Directors” in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filing of Korro Bio, Inc. with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, or subject to the liabilities of Section 18 of the Exchange Act.

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Notice of Internet Availability of Proxy Materials or, if requested, the 2025 Annual Report and proxy statement, may have been sent to multiple stockholders in your household unless you have requested otherwise. We will promptly deliver a separate copy of any of the above documents to you if you write or call us at Korro Bio, Inc., 60 First Street, 2nd Floor, Suite 250, Cambridge, Massachusetts 02141, Attention: Corporate Secretary, telephone: (617) 468-1999. If you want to receive separate copies of the Notice of Internet Availability of Proxy Materials, proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR OUR 2027 ANNUAL MEETING

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 21, 2026. However, if the date of the 2027 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting of stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Korro Bio, Inc., 60 First Street, 2nd Floor, Suite 250, Cambridge, Massachusetts 02141, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 annual meeting of stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 10, 2027 and no later than March 12, 2027.

In addition, in order to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees, you must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 11, 2027. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the annual meeting may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by our board of directors for the 2027 annual meeting will confer discretionary voting authority with respect to any proposal (i) presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) made in accordance with our bylaws, if (x) the 2027 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and (y) the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors,

/s/ Ram Aiyar
Ram Aiyar, Ph.D.
President, Chief Executive Officer and Interim Chief Financial Officer

Logo Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control numb

KORRO BIO

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Your control number

Korro Bio, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 13, 2026

Wednesday, June 10, 2026 8:30 AM, Eastern Time

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY 11:59 PM, ET, June 9, 2026 via Mail, and by 8:30 AM, ET, June 10, 2026, via Telephone and Internet.

The undersigned hereby appoints Ram Aiyar and Oliver Dolan (the "Named Proxies"), or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes all of them, to vote all the shares of common stock of Korro Bio, Inc. that the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote each in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, AND FOR ALL OTHER PROPOSALS. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

KORRO BIO

Korro Bio, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR THE NOMINEES IN PROPOSAL 1, AND **FOR** PROPOSALS 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of two Class I directors, nominated by our board of directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders;	FOR	WITHHOLD		
	1.01 Nessan Bermingham	☐	☐		FOR
	1.02 Rachel Meyers	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Non-binding advisory vote to approve the compensation of our named executive officers;	☐	☐	☐	FOR
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	☐	☐	☐	FOR
4.	Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.				

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) ____________ Date ____________ Signature (if held jointly) ____________ Date ____________

er located in the box above available when you access the website and follow the instructions. Korro Bio, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 15, 2025 Wednesday, June 11, 2025 11:00 AM, Eastern Time Annual meeting to be held via the Internet - please visit www.proxydocs.com/KRRO for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 PM, Eastern Time, June 10, 2025. Internet: www.proxypush.com/KRRO Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-390-5362 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate by 5:00 PM ET on June 10, 2025 at www.proxydocs.com/KRRO. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ram Aiyar, Vineet Agarwal and Oliver Dolan, or any of them, as the true